Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smith-Midland Corporation (the “Company”) on Form 10-Q for the three months ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Rodney I. Smith and William A. Kenter, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Rodney I. Smith

Rodney I. Smith
Chief Executive Officer and President
(principal executive officer)

By: /s/William A. Kenter

William A. Kenter
Chief Financial Officer
(principal financial officer)

Dated: August 12, 2009